Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 14: Commitments and Contingencies

CNH and its subsidiaries are party to various legal proceedings in the ordinary course of business, including product liability, product warranty, environmental, asbestos, dealer disputes, disputes with suppliers and service providers, workers compensation, patent infringement, and customer and employment matters. Although the ultimate outcome of legal matters pending against CNH and its subsidiaries cannot be predicted, the Company believes the reasonable possible range of losses for these unresolved legal actions in addition to the amounts accrued would not have a material effect on its financial statements.

Environmental

Pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), which imposes strict and, under certain circumstances, joint and several liability for remediation and liability for natural resource damages, and other federal and state laws that impose similar liabilities, CNH has received inquiries for information or notices of its potential liability regarding 52 non-owned sites at which regulated materials allegedly generated by us were released or disposed ("Waste Sites"). Of the Waste Sites, 18 are on the National Priority List ("NPL") promulgated pursuant to CERCLA. For 47 of the Waste Sites, the monetary amount or extent of the Company's liability has either been resolved; it has not been named as a potentially responsible party ("PRP"); or its liability is likely de minimis.

In September, 2004, the United States Environmental Protection Agency ( EPA") proposed listing the Parkview Well Site in Grand Island, Nebraska on the NPL. Within its proposal the EPA discussed two alleged alternatives, one of which identified historical on-site activities that occurred during prior ownership at CNH America's Grand Island manufacturing plant property as a possible contributing source of area groundwater contamination. CNH America filed comments on the proposed listing which reflected its opinion that the data does not support the EPA's reliance on the Grand Island facility as a potential basis for listing. In April, 2006, the EPA finalized the listing. After subsequent remedial investigations were completed by the EPA and the Company in 2006, the EPA advised that it will proceed with a remediation funded by the Federal Superfund without further participation by CNH. The U.S. EPA continues to search for PRPs other than CNH. In December, 2004, a toxic tort suit was filed by area residents against CNH, certain of its subsidiaries including CNH America, and prior owners of the property. While the outcome of this proceeding is uncertain, CNH believes that it has strong legal and factual defenses, and will vigorously defend this lawsuit.

Because estimates of remediation costs are subject to revision as more information becomes available about the extent and cost of remediation and because settlement agreements can be reopened under certain circumstances, the Company's potential liability for remediation costs associated with the 52 Waste Sites could change. Moreover, because liability under CERCLA and similar laws can be joint and several, CNH could be required to pay amounts in excess of its pro rata share of remediation costs. However, when appropriate, the financial strength of other PRPs has been considered in the determination of the Company's potential liability. CNH believes that the costs associated with the Waste Sites will not have a material effect on the Company's business, financial position or results of operations.

The Company is conducting environmental investigatory or remedial activities at certain properties that are currently or were formerly owned and/or operated or which are being decommissioned. The Company believes that the outcome of these activities will not have a material adverse effect on its business, financial position or results of operations.

The actual costs for environmental matters could differ materially from those costs currently anticipated due to the nature of historical handling and disposal of hazardous substances typical of manufacturing and related operations, the discovery of currently unknown conditions, and as a result of more aggressive enforcement by regulatory authorities and changes in existing laws and regulations. As in the past, CNH plans to continue funding its costs of environmental compliance from operating cash flows.

Based upon information currently available, the Company estimates potential environmental liabilities including remediation, decommissioning, restoration, monitoring, and other closure costs associated with current or formerly owned or operated facilities, the Waste Sites, and other claims to be in the range of $29 million to $87 million. Investigation, analysis and remediation of environmental sites is a time consuming activity. The Company expects such costs to be incurred and claims to be resolved over an extended period of time which could exceed 30 years for some sites. As of December 31, 2011 and 2010, environmental reserves of approximately $46 million and $50 million, respectively, were established to address these specific estimated potential liabilities. Such reserves are undiscounted and do not include anticipated recoveries, if any, from insurance companies.

Product Liability

Product liability claims against CNH arise from time to time in the ordinary course of business. There is an inherent uncertainty as to the eventual resolution of unsettled claims. However, in the opinion of management, any losses with respect to these existing claims will not have a material adverse effect on CNH's financial position or its results of operations. Product liability expense is recorded in the consolidated statements of operations in the line "Other, net."

Other Litigation

Yolton: In December 2002 six individuals acting on behalf of a purported class filed a lawsuit, Gladys Yolton, et al. v. El Paso Tennessee Pipeline Co. and Case Corporation, styled as a class action, in the Federal District Court for the Eastern District of Michigan against El Paso Tennessee Pipeline Co. (formerly Tenneco Inc., "El Paso") and Case, LLC (now known as CNH America LLC, "CNH"). The lawsuit alleged breach of contract and violations of various provisions of the Employee Retirement Income Security Act and Labor Management Relations Act arising due to alleged changes in health insurance benefits provided to employees of the Tenneco Inc. agriculture and construction equipment business who retired before selected assets of that business were transferred to CNH in June 1994. El Paso administers the health insurance programs for these retirees. An agreement had been reached with the UAW capping the premium amounts that El Paso would be required to pay. Any amount above the cap limit would be the responsibility of the retirees. In 1998, in exchange for a release of all further liability for above-cap costs, CNH contributed $28 million to a Voluntary Employee's Beneficiary Association ("VEBA") to help defray the retirees' above-cap costs.

The lawsuit arose after El Paso notified the retirees that the VEBA funds were exhausted and the retirees thereafter would be required to pay the premiums above the cap amounts. The plaintiffs also filed a motion for preliminary injunction in March 2003, asking the district court to order El Paso and/or CNH to pay the above-cap amounts. On March 9, 2004, based on an "alter ego" theory, the district court held that CNH was liable and ordered that CNH pay the above-cap health insurance benefits. CNH filed a motion for reconsideration and a motion for stay, both of which the district court denied on June 3, 2004. CNH and El Paso appealed to the Sixth Circuit Court of Appeals, but the Sixth Circuit affirmed the district court's decision. El Paso and CNH each filed a petition for a writ of certiorari seeking review by the U.S. Supreme Court. On November 6, 2006 the U.S. Supreme Court denied El Paso's and CNH's petitions and the matter was returned to the district court. After extensive discovery, El Paso and the plaintiffs filed summary judgment motions. CNH filed a summary judgment motion on the "alter ego" and VEBA release issues.

On March 7, 2008, the district court entered several orders. First it denied El Paso's motion for summary judgment with respect to the benefits vesting issue, and granted plaintiff's summary judgment motion with respect to liability. The court also denied CNH's motion for summary judgment with respect to the "alter ego" basis of liability, effectively ruling for the plaintiffs on that issue. The court denied CNH's motion for summary judgment on the VEBA release issue. The VEBA release issue was tried the week of January 26, 2009. On October 27, 2009, the court ruled against CNH on the VEBA release issue.

In conjunction with the above litigation, CNH filed a summary judgment motion with the district court asking the court to enforce the terms of a Reorganization Agreement, which CNH contended obligated El Paso to defend CNH and indemnify it for all expenses and losses arising from this lawsuit. The court granted that motion and the decision has been upheld on appeal by the Sixth Circuit Court of Appeals. Based on CNH's rights to indemnification under the Reorganization Agreement now being final, CNH and El Paso reached a settlement, whereby El Paso fully repaid CNH the amounts previously paid to the retirees and committed to pay CNH's costs in litigating the "alter ego" issue and the VEBA release issue going forward.

In November 2011, the district court approved a settlement of the Yolton case. The settlement agreement between plaintiffs and El Paso provides that El Paso pay certain retiree benefits to the class and that the benefits are guaranteed by El Paso's corporate parent, EI Paso Corporation, who is obligated to provide security for its guaranty in the event its debt falls below investment grade. However, CNH could be responsible for certain payments and obligations in the future if the El Paso entities default on their obligations under the settlement. In connection with the final approval of the Yolton Case, CNH agreed to dismiss its lawsuit against the UAW. CNH can reinitiate its claims if certain events and defaults occur under the Yolton settlement. On October 17, 2011, it was announced that El Paso Corporation would be acquired by Kinder Morgan Inc. The acquisition is not expected to affect the El Paso entities' performance or guarantees of their settlement obligations. Despite the fact that El Paso has been finally determined to be financially responsible for the benefits which the plaintiffs seek, CNH could be exposed to losses if El Paso and its corporate parent(s) at some future time are unable to fulfill their indemnification obligations to CNH under the Reorganization Agreement. CNH is unable to quantify the amount of the health care obligations and cannot estimate the possible loss or range of losses on this matter as El Paso administers the health care plan. It is possible that such losses could be material.

ACT: Three of CNH's subsidiaries, New Holland Limited, New Holland Holding Limited and CNH (U.K.) Limited (together "CNH U.K."), are claimants in group litigation (Class 2 and Class IV) against the Inland Revenue of the United Kingdom ("Revenue") arising out of the discrimination under EU law in the advance corporation tax ("ACT") regime operated by the Revenue between 1974 and 1999. The test claimant, Pirelli, was unsuccessful in both the High Court and the Court of Appeal during 2010 on the Class 2 and Class IV arguments, with no granting of an appeal to the Supreme Court allowed by the Court of Appeal. The judgment in the Court of Appeal is therefore final.

In December 2010 CNH UK repaid all monies received from the Revenue. The total repayment to the Revenue by CNH UK was £24.7 million including simple interest. As CNH UK had already provided in full for these repayments no further adverse impact on the results of CNH UK arose.

Oil for Food: In February 2006, Fiat S.p.A. received a subpoena from the SEC Division of Enforcement with respect to a formal investigation entitled In the Matter of Certain Participants in the Oil for Food Program. This subpoena requested documents relating to certain Fiat S.p.A. and CNH-related entities with respect to matters relating to the United Nations Oil-for-Food Program with Iraq (the "OFF Program"). A substantial number of companies, including certain CNH subsidiaries, were mentioned in the "Report of the Independent Inquiry Committee into the United Nations Oil-for-Food Programme" issued in October 2005 (the "Report"). The Report alleged that these companies engaged in transactions under the OFF Program that involved inappropriate payments. There are two CNH subsidiaries named in the Report: CNH Italia S.p.A. and Case France (now known as CNH France).

On December 22, 2008, Fiat and CNH reached a settlement with the SEC and U.S. Department of Justice ("DOJ") to resolve potential civil and criminal claims arising from their subsidiaries' participation in the OFF Program. Under the terms of the settlement, Fiat and CNH collectively agreed to pay a $7.0 million criminal penalty, a $3.6 million civil penalty, and disgorgement of $5.3 million in profits (plus $1.9 million in prejudgment interest). Fiat paid these amounts in early January 2009 and CNH reimbursed Fiat an amount of $8.3 million. CNH neither admitted nor denied the allegations of the SEC, but agreed to be enjoined from violating certain provisions of federal law in the future. As part of the DOJ settlement, criminal complaints were filed against CNH Italia and CNH France, charging them with conspiracy to violate the books and records provisions of the U.S. Foreign Corrupt Practices Act ("FCPA"). Pursuant to a deferred prosecution agreement entered on the same date, the DOJ agreed to drop these charges upon the expiration of a three-year term, provided CNH meets certain obligations such as cooperating with the DOJ and maintaining an adequate FCPA compliance program. The DOJ is in the process of dropping these charges as the deferred prosecution agreement has expired.

Cheron: In connection with a logistics Services Agreement among CNH Global N.V., PGN Logistics Ltd. ("PGN") and certain affiliated companies, PGN entered into a subcontract with Transport Cheron N.V. ("Cheron"). The subcontract was signed by Cheron and by PGN purportedly "in the name and on behalf of" CNH Global N.V. ("CNH Global"). CNH Global contends that it is not a party to the subcontract and that PGN was not authorized to sign the subcontract on its behalf. In early 2005 and as a result of the termination of the Services Agreement Cheron filed suit in the District Court in Haarlem, the Netherlands against both PGN and CNH Global for breach of the subcontract and for preliminary relief. In March 2005 the district court issued an order requiring CNH Global to pay €1.5 million ($2.4 million) to Cheron as a preliminary payment of lost profit damages. CNH Global appealed this decision to the Court of Appeals in Amsterdam, and, on November 24, 2005, the Court of Appeals rendered its decision in effect holding that liability had not been demonstrated with a degree of certainty sufficient to warrant a preliminary award of damages. At that point, the matter returned to the district court for a determination of liability.

On September 24, 2008, the district court issued its interim award with respect to liability. The district court held that CNH Global is liable under the subcontract for damages that Cheron suffered as a result of the alleged breach of the subcontract. Cheron has alleged damages in the amount of approximately €21 million ($34 million). CNH Global believes that the damages alleged by Cheron are improperly calculated and, as a result, are materially overstated. Moreover, CNH Global believes the district court interim award with respect to liability is incorrect. The damages phase of the case is currently pending. On July 14, 2010 the District Court in Haarlem issued an interim judgment on damages in effect rejecting Cheron's arguments in favor of a materially longer time period during which lost profit damages accrued. CNH continues to believe Cheron's damages claim is materially inflated and unsustainable and will vigorously defend this matter. Management has considered relevant facts in connection with this matter and has established what it believes to be a reasonable accrual. It is possible that the actual loss may exceed the amount accrued but, in the Company's view, any such excess is unlikely to be material.

Ligon: On February 5, 2009, a lawsuit was filed by Ligon Capital LLC and HTI LLC (a former CNH supplier) against CNH America LLC. Plaintiffs allege fraudulent suppression and breach of contract resulting from termination of HTI as a CNH supplier in June 2008. Ligon and HTI claim that CNH defrauded them by failing to disclose plans to source from other suppliers and induced Ligon to purchase and process unique components to fulfill CNH's forecasted hydraulic cylinder orders. The case was tried in Birmingham, AL in December 2011. At trial, plaintiffs sought $9.5 million in compensatory damages consisting of unpurchased inventory, capital improvements, expedited freight charges and overtime allegedly incurred to meet CNH's forecasted orders, and lost profits. Plaintiffs also sought punitive damages of $25 million. CNH argued at trial that, in the absence of an express contract, it had no duty to disclose its plans to source from other suppliers and any reliance upon forecasted orders (as opposed to firm orders) was unreasonable, because forecasted orders were subject to modification and cancellation. CNH also disputed the amount of alleged damages as being overstated and vigorously defended the case before and during trial. On December 16, 2011, the jury returned its verdict, finding for CNH on the breach of contract claim and for plaintiffs on the fraudulent suppression claim. The jury awarded plaintiffs $3.8 million in compensatory damages and $7.6 million in punitive damages. CNH has filed for post-trial relief as to the verdict and the damages awards. Management has considered relevant facts in connection with this matter and has established what it believes to be a reasonable accrual.

CNH records litigation expense in the consolidated statements of operations in the line "Other, net."

Commitments

Minimum rental commitments at December 31, 2011, under non-cancelable operating leases with lease terms in excess of one year are as follows:

Amount
(in millions)
2012	$32
2013	22
2014	20
2015	18
2016	18
2017 and beyond	43

Total minimum rental commitments	$153

Total rental expense for all operating leases was $33 million, $35 million, and $39 million for the years ended December 31, 2011, 2010, and 2009, respectively.

At December 31, 2011, Financial Services has various agreements to extend credit for the following financing arrangements:

Facility	Total Credit Limit	Utilized	Unfunded Amount
	(in millions)
Private label revolving charge accounts	$3,669	$265	$3,404
Wholesale and dealer financing	$5,624	$3,069	$2,555

Guarantees

In the normal course of business, CNH and its subsidiaries provide indemnification for guarantees it arranges in the form of bonds guaranteeing the payment of taxes, performance bonds, custom bonds, bid bonds and bonds related to litigation. As of December 31, 2011, total commitments of this type were approximately $145 million.

In addition, CNH provides payment guarantees on financial debts of customers for approximately $466 million, of which the main guarantee relates to credit lines with BNDES, a development agency of the government of Brazil. BNDES has provided limited credit lines to qualified financial institutions at subsidized interest rates to enable subsidized retail financing to customers for purchases of agricultural or construction equipment. In addition to participating directly in the program, Financial Services originated, and continues to service, secured retail loans on behalf of some other financial institutions participating in the BNDES program. CNH, through Financial Services, has guaranteed the portfolio against all credit losses. At December 31, 2011, the guaranteed portfolio balance is $310 million.

Fiat Industrial issued to BNDES a guarantee in the maximum amount of $910 million in connection with BNDES making available to Banco CNH the current credit line. CNH has issued to Fiat Industrial a guarantee in the maximum amount of $910 million, which covers the amounts Fiat Industrial may be required to pay under its guarantee in favor of BNDES.

Warranty and Campaign Reserve

As described in "Note 2: Summary of Significant Accounting Policies," CNH pays for basic warranty costs and other service action costs. A summary of recorded activity for the years ended December 31, 2011 and 2010 for the basic warranty and accruals for modification programs are as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$350	$301
Current year additions	448	377
Claims paid	(380)	(328)
Currency translation adjustment	(14)	—

Balance, end of year	$404	$350